UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   January 31, 2012

KEYNOTE SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-27241	94-3226488
(Commission File Number)	(IRS Employer Identification No.)

777 Mariners Island Boulevard, San Mateo, CA	94404
(Address of principal executive offices)	(Zip Code)

(650) 403-2400
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

On January 31, 2012, Keynote Systems, Inc. (the “Company”) issued a press release announcing its results for the 2012 first fiscal quarter ended December 31, 2011.  A copy of the press release is attached as Exhibit 99.01 to this Current Report.  This Current Report and the exhibit attached hereto are being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation by reference language in any filings, unless expressly set forth by specific reference to this filing.

The press release includes information on Non-GAAP net income (loss), Non-GAAP net income (loss) per share, Adjusted EBITDA, and free cash flow.  These measures are not based on any standardized methodology prescribed by U.S. generally accepted accounting principles (“GAAP”) and are not necessarily comparable to similar measures presented by other companies.  Non-GAAP net income (loss) is calculated by adjusting GAAP net income (loss) for the provision (benefit) for income taxes, cash taxes from on-going operations, stock-based compensation expense, amortization of purchased intangibles and any unusual items. In the first fiscal quarter of 2012, the change in fair value of acquisition-related contingent consideration was considered an unusual item. Non-GAAP net income (loss) per share is calculated by dividing Non-GAAP net income (loss) by the weighted average number of diluted shares outstanding for the period.  Free cash flow is defined as cash flow from operations less cash used to purchase property, equipment, and software.  Adjusted EBITDA is defined as earnings before interest income, taxes, depreciation, amortization, stock-based compensation, other income (expenses), net and any unusual items. In the first fiscal quarter of 2012, the change in fair value of acquisition-related contingent consideration was considered an unusual item. These measures should not be considered in isolation or as a substitute for measures prepared in accordance with GAAP, and because these amounts are not determined in accordance with GAAP, they should not be used exclusively in evaluating the Company’s business and operations.   The Company believes that this non-GAAP information is useful as an additional means for investors to evaluate the Company’s operating performance, when reviewed in conjunction with the Company’s GAAP financial statements.  Management also reviews this information as an additional means for measuring the performance of the Company.  The Company compensates for these limitations by realizing that these amounts are not determined in accordance with GAAP and, therefore, should not be used exclusively in evaluating its business and operations.

Item 9.01     Financial Statements and Exhibits.

      (d)       Exhibits.

Exhibit No.	Exhibit Title

99.01	Press Release, dated January 31, 2012, issued by Keynote Systems, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KEYNOTE SYSTEMS, INC.

Date:	January 31, 2012	By:	/s/ Curtis H. Smith
Curtis H. Smith
Chief Financial Officer